                                                                     Exhibit H-1


                            GPU International, Inc.
                           EWG Organizational Chart
                           ------------------------


                ----------------------------------------

                         GPU International, Inc.



                ----------------------------------------

                 100%

                ----------------------------------------

                           EI Selkirk, Inc.



                ----------------------------------------

                 20%

                ----------------------------------------

                     Selkirk Cogeneration Partners
                        Limited Partnership
                              (EWG)
                2 facilities
                350 MW total

                ----------------------------------------

                                                                     Exhibit H-1


                            GPU International, Inc.
                           EWG Organizational Chart
                           ------------------------


                        -------------------------------

                            GPU International, Inc.

                        -------------------------------

                         100%

                        -------------------------------

                            EI Canada Holding, Ltd.
                                    (EWG)

                        -------------------------------            100%
                                                            ----------------
                                                              EI Services
                                                               Canada, Ltd.
                                                                  (EWG)
                                                            ----------------

                                                                     Exhibit H-1


                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------


                        -------------------------------

                                GPU Power, Inc.
                                   (EWG)

                        -------------------------------

                         100%

                        -------------------------------

                           Guaracachi America, Inc.
                                   (EWG)

                        -------------------------------

                         50%

                        -------------------------------

                            Empresa Guaracachi S.A.
                                   (EWG)
                        3 facilities
                        216 MW total

                        -------------------------------

                                                                     Exhibit H-1


                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------


                        -------------------------------

                                GPU Power, Inc.
                                     (EWG)

                        -------------------------------

                         100%

                        -------------------------------

                              EI Barranquilla, Inc.
                                     (EWG)

                        -------------------------------

                         26%

                        -------------------------------

                              Termobarranquilla S.A.
                                     (EWG)
                        2 facilities
                        990 MW total
                        556 MW under construction

                        -------------------------------

                                                                     Exhibit H-1


                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------

                       ---------------------------------

                                GPU Power, Inc.
                                    (EWG)

                       ---------------------------------

                        100%

                       ---------------------------------

                        Barranquilla Lease Holding, Inc.
                                    (EWG)

                       ---------------------------------

                        100%

                       ---------------------------------

                        Los Amigos Leasing Company, Ltd.
                                    (EWG)

                       ---------------------------------

                                                                     Exhibit H-1


                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------

                       ---------------------------------

                                GPU Power, Inc.
                                    (EWG)                 ---

                       ---------------------------------

                        100%
                                EI International
                                    (EWG)

                       ---------------------------------


                        52%

                       ---------------------------------

                             GPUI Colombia, Ltda.              48%
                                    (EWG)   .             ---

                       ---------------------------------

                                                                     Exhibit H-1


                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------


                       ---------------------------------

                                GPU Power, Inc.
                                    (EWG)

                       ---------------------------------

                        100%

                       ---------------------------------

                          Hanover Energy Corporation
                                    (EWG)
                       Inactive

                       ---------------------------------

                                                                     Exhibit H-1


                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------


                       ---------------------------------

                                GPU Power, Inc.
                                     (EWG)

                       ---------------------------------

                        100%

                       ---------------------------------

                           EI Power (China) II, Inc.
                                     (EWG)
                       Inactive

                       ---------------------------------

                        50%

                       ---------------------------------

                          Nanjing Power Partners, L.P.
                                     (EWG)
                       Inactive

                       ---------------------------------

                                                                     Exhibit H-1


                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------


                       ---------------------------------

                               GPU Power, Inc.
                                    (EWG)

                       ---------------------------------

                        100%

                       ---------------------------------

                           EI Power (China) III, Inc.
                                    (EWG)
                       Inactive

                       ---------------------------------

                        50%

                       ---------------------------------

                        Zhuang He Power Partners, L.P.
                                    (EWG)
                       Inactive

                       ---------------------------------

                                                                     Exhibit H-1


                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------


                       ---------------------------------

                                GPU Power, Inc.
                                     (EWG)

                       ---------------------------------

                        100%

                       ---------------------------------

                        Austin Cogeneration Corporation
                                     (EWG)
                       Inactive

                       ---------------------------------

                        100%

                       ---------------------------------

                              Austin Cogeneration
                                 Partners, L.P.
                                     (EWG)
                       Inactive

                       ---------------------------------

                                                                     Exhibit H-1


                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------


                   -----------------------------------------

                                GPU Power, Inc.
                                     (EWG)

                   -----------------------------------------

                    100%

                   -----------------------------------------
                               International Power
                                 Advisors, Inc.
                                     (EWG)

                   -----------------------------------------

                                                                     Exhibit H-1


                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------


                   -----------------------------------------

                                GPU Power, Inc.
                                    (EWG)

                   -----------------------------------------

                    100%

                   -----------------------------------------

                            GPU Power Philippines, Inc.

                   -----------------------------------------

                    13.2%

                   -----------------------------------------

                               Magellan Utilities
                            Development Corporation

                   -----------------------------------------

                                                                     Exhibit H-1


                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------


                   -----------------------------------------

                                GPU Power, Inc.
                                     (EWG)

                   -----------------------------------------

                    100%

                   -----------------------------------------

                        GPU International Asia, Inc.
                                     (EWG)

                   -----------------------------------------

                                                                     Exhibit H-1

                                GPU Power, Inc.
                           EWG Organizational Chart
                           ------------------------


                   -----------------------------------------

                                GPU Power, Inc.

                   -----------------------------------------

                    100%

                   -----------------------------------------

                           GPUI Power Ireland, Inc.

                                   (EWG)

                   -----------------------------------------

                                                                     Exhibit H-1


                               GPU Capital, Inc.
                           FUCO Organizational Chart
                           -------------------------

                      ----------------------------------

                               GPU Capital, Inc.

                      ----------------------------------

                       100%

                      ----------------------------------

                               GPU Electric, Inc.
                                    (FUCO)

                      ----------------------------------

                       100%

                      ----------------------------------

                                 GPU Australia
                                Holdings, Inc.
                                    (FUCO)

                      ----------------------------------

                                                         100%
                                                       ------------------------

                                                          GPU GasNet Pty Ltd
                                                       ------------------------

                                                         100 %
                                                       ------------------------

                                                             GPU Gas Net.
                                                           Trading Pty Ltd

                                                       ------------------------

                       100%

                      ----------------------------------

                         Victoria Electric Holdings,
                                     Inc.
                                    (FUCO)

                      ----------------------------------

                       100%

                      ----------------------------------

                          Victoria Electric, Inc.

                                    (FUCO)

                      ----------------------------------

                                                                     Exhibit H-1


                               GPU Capital, Inc.
                           FUCO Organizational Chart
                           -------------------------


                      ----------------------------------

                               GPU Capital, Inc.

                      ----------------------------------

                       100%

                      ----------------------------------

                               GPU Electric, Inc.
                                    (FUCO)

                      ----------------------------------

                       100%

                      ----------------------------------

                              EI UK Holdings, Inc.

                      ----------------------------------

                       50%

                      ----------------------------------

                                  Avon Energy
                               Partners Holdings

                      ----------------------------------

                       100%

                      ----------------------------------

                                  Avon Energy
                                 Partners plc

                      ----------------------------------

                       100%

                      ----------------------------------

                           Midlands Electricity plc

                      ----------------------------------

                       100%

                      ----------------------------------

                         Midlands Power International

                      ----------------------------------

                                                                     Exhibit H-1


                            GPU PowerNet PTY., Ltd.
                             Organizational Chart


                      ----------------------------------

                              GPU Electric, Inc.

                                    (FUCO)

                      ----------------------------------

                           100%

                           ------------------------

                                GPU Australia
                                Holdings, Inc.
           ----------------         (FUCO)

                           ------------------------

                           100%

                           ------------------------

                            Austran Holdings, Inc

                           ------------------------

              ----------------------------------------------

    1%         99%         100%                         100%
  -----------------      -----------------------     ------------------------

    GPU PowerNet              GPU PowerNet                   Austran
      Pty. Ltd.            Investment Pty. Ltd.         Investment Pty. Ltd.
     (Australia)           (Trustee to Trust A)         (Trustee to Trust B)

  -----------------      -----------------------     ------------------------

                                                                     Exhibit H-1

                               GPU Capital, Inc.
                           EWG Organizational Chart
                           ------------------------


                        -------------------------------

                               GPU Capital, Inc.

                        -------------------------------

                         100%

                        -------------------------------

                               GPU Electric, Inc.
                                    (FUCO)

                        -------------------------------

                        100%

                        -------------------------------

                          GPU Argentina Holdings, Inc.
                                    (FUCO)

                        -------------------------------

                                                                     Exhibit H-1


                               GPU Capital, Inc.
                           FUCO Organizational Chart
                           -------------------------

                        -------------------------------

                               GPU Capital, Inc.

                        -------------------------------

                         100%

                        -------------------------------

                               GPU Electric, Inc.
                                    (FUCO)

                        -------------------------------

                         100%

                        -------------------------------

                                GPU Brasil, Inc.
                                    (FUCO)

                        -------------------------------

                                                  ----------------

                                                        100%
                                                      ------------------------

                                                         GPU Sao Paulo, S.A.

                                                      ------------------------

                        -------------------------------

                         100%

                        -------------------------------

                                 GPU do Brasil
                                    (FUCO)

                        -------------------------------